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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

    CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 14, 2001

ZENITH NATIONAL INSURANCE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9627 (Commission File Number)	95-2702776 (IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA    91367-5021
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

    On September 14, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7. Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated September 14, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.
Dated: September 17, 2001	By:	/s/ STANLEY R. ZAX
		Name:	Stanley R. Zax
		Title:	Chairman & President

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FORM 8-K
Item 5. Other Events
Item 7. Exhibits
SIGNATURE